SEI INVESTMENTS COMPANY
                        ANNUAL SECURITIES HOLDINGS REPORT
                             As of December 31, ____

Name of Reporting Person: __________________

SECURITIES HOLDINGS
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
Name of Issuer and Title of Security        No. of Shares (if applicable)       Principal Amount, Maturity Date and Interest Rate
                                                                                (if applicable)
------------------------------------------- ----------------------------------- ----------------------------------------------------

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
If you had no securities holding to report this year, please check here. ___


SECURITIES ACCOUNTS
------------------------------------------- ----------------------------------- ----------------------------------------------------
Name of Broker, Dealer or Bank              Date Account was Established        Name(s) on and Type of Account
------------------------------------------- ----------------------------------- ----------------------------------------------------

------------------------------------------- ----------------------------------- ----------------------------------------------------

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
If you have no securities accounts to report this year, please check here. ___

I certify that the above list is an accurate and complete listing of all securities in which I have a direct or indirect beneficial interest.

------------------------                          -------------------------
Signature                                                Received by

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Date

Note: DO NOT report holdings of U.S. Government securities, bankers' acceptances, certificates of deposit, commercial paper and mutual funds.